Schedule A

to the Amended and Restated Investment Advisory Agreement

between Direxion Shares ETF Trust and Rafferty Asset Management, LLC

Pursuant to section 1 of the Investment Advisory Agreement between Direxion Shares ETF Trust (the “Trust”) and Rafferty Asset Management, LLC (“Rafferty”), the Trust hereby appoints Rafferty to manage the investment and reinvestment of the Funds of the Trust listed below. As compensation for such, the Trust shall pay to Rafferty pursuant to section 7 of the Investment Advisory Agreement a fee, computed daily and paid monthly, at the following annual rates as percentages of each Fund’s average daily net assets:

SUBADVISED FUND

Direxion HCM Tactical Enhanced US ETF	1.05%

ACTIVELY MANAGED FUNDS

Direxion Bitcoin Strategy ETF	0.75%
Direxion Ether Strategy ETF	0.75%
Direxion Ether Strategy Bear ETF	0.75%
Direxion Concentrated Energy ETF	0.75%
Direxion Daily Concentrated Energy Bear 1X Shares	0.75%
Direxion Daily Concentrated Energy Bull 2X Shares	0.75%
Direxion Daily Concentrated Energy Bear 2X Shares	0.75%
Direxion Concentrated Homebuilders & Supplies ETF	0.75%
Direxion Daily Concentrated Homebuilders & Supplies Bear 1X Shares	0.75%
Direxion Daily Concentrated Homebuilders & Supplies Bull 2X Shares	0.75%
Direxion Daily Concentrated Homebuilders & Supplies Bear 2X Shares	0.75%
Direxion Concentrated Semiconductors ETF	0.75%
Direxion Daily Concentrated Semiconductors Bear 1X Shares	0.75%
Direxion Daily Concentrated Semiconductors Bull 2X Shares	0.75%
Direxion Daily Concentrated Semiconductors Bear 2X Shares	0.75%
Direxion Concentrated Electric and Autonomous Vehicles ETF	0.75%
Direxion Daily Concentrated Electric and Autonomous Vehicles Bear 1X Shares	0.75%
Direxion Daily Concentrated Electric and Autonomous Vehicles Bull 2X Shares	0.75%
Direxion Daily Concentrated Electric and Autonomous Vehicles Bear 2X Shares	0.75%
Direxion Concentrated Biotech ETF	0.75%
Direxion Daily Concentrated Biotech Bear 1X Shares	0.75%
Direxion Daily Concentrated Biotech Bull 2X Shares	0.75%
Direxion Daily Concentrated Biotech Bear 2X Shares	0.75%
Direxion Concentrated Retail ETF	0.75%
Direxion Daily Concentrated Retail Bear 1X Shares	0.75%
Direxion Daily Concentrated Retail Bull 2X Shares	0.75%
Direxion Daily Concentrated Retail Bear 2X Shares	0.75%
Direxion Concentrated Technology ETF	0.75%
Direxion Daily Concentrated Technology Bear 1X Shares	0.75%
Direxion Daily Concentrated Technology Bull 2X Shares	0.75%
Direxion Daily Concentrated Technology Bear 2X Shares	0.75%

NON-LEVERAGED FUNDS

Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion Work From Home ETF	0.40%

COMMODITY-RELATED FUND

Direxion Auspice Broad Commodity Strategy ETF	0.50%

1X BEAR FUNDS

Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily MAGMA Bear 1X Shares	0.35%
Direxion Daily AI and Big Data Bear 1X Shares	0.35%
Direxion Daily MSCI Emerging Markets ex China Bear 1X Shares	0.60%
Direxion Daily Magnificent 7 Bear 1X Shares	0.35%
Direxion Daily Uranium Industry Bear 1X Shares	0.35%
Direxion Daily Crypto Industry Bear 1X Shares	0.35%
Direxion Daily S&P Top 20 US Stocks Bear 1X ETF	0.75%
Direxion Daily Quantum Computing Bear 1X ETF	0.75%
Direxion Daily Qs Top 30 Stocks Bear 1X ETF	0.75%

Bitcoin Funds

Direxion Daily Bitcoin Strategy Bull 2X Shares	0.75%
Direxion Daily Bitcoin Strategy Bear 2X Shares	0.75%
Direxion Daily Bitcoin Bear 1X Shares	0.75%
Direxion Daily Bitcoin Bull 1.5X Shares	0.75%
Direxion Daily Bitcoin Bear 1.5X Shares	0.75%
Direxion Daily Bitcoin Bull 2X Shares	0.75%
Direxion Daily Bitcoin Bear 2X Shares	0.75%

Ether Leveraged Funds

Direxion Daily Ether Strategy Bull 2X Shares	0.75%
Direxion Daily Ether Strategy Bear 2X Shares	0.75%

Monthly Leveraged Funds

Direxion Enhanced S&P Equity Income ETF	0.60%
Direxion Enhanced Qs Equity Income ETF	0.60%

Single Stock Funds

Direxion Daily TSLA Bull 2X Shares	0.75%
Direxion Daily TSLA Bear 1X Shares	0.75%
Direxion Daily META Bull 2X Shares	0.75%
Direxion Daily META Bear 1X Shares	0.75%
Direxion Daily NFLX Bull 2X Shares	0.75%
Direxion Daily NFLX Bear 1X Shares	0.75%
Direxion Daily AAPL Bull 2X Shares	0.75%
Direxion Daily AAPL Bear 1X Shares	0.75%
Direxion Daily MSFT Bull 2X Shares	0.75%
Direxion Daily MSFT Bear 1X Shares	0.75%
Direxion Daily AMZN Bull 2X Shares	0.75%
Direxion Daily AMZN Bear 1X Shares	0.75%
Direxion Daily GOOGL Bull 2X Shares	0.75%
Direxion Daily GOOGL Bear 1X Shares	0.75%
Direxion Daily NVDA Bull 2X Shares	0.75%
Direxion Daily NVDA Bear 1X Shares	0.75%
Direxion Daily AMD Bull 2X Shares	0.75%
Direxion Daily AMD Bear 1X Shares	0.75%
Direxion Daily ARM Bull 2X Shares	0.75%
Direxion Daily ARM Bear 1X Shares	0.75%
Direxion Daily ASML Bull 2X ETF	0.75%
Direxion Daily ASML Bear 1X ETF	0.75%
Direxion Daily AVGO Bull 2X Shares	0.75%
Direxion Daily AVGO Bear 1X Shares	0.75%
Direxion Daily BA Bull 2X Shares	0.75%
Direxion Daily BA Bear 1X Shares	0.75%
Direxion Daily BRKB Bull 2X Shares	0.75%
Direxion Daily BRKB Bear 1X Shares	0.75%
Direxion Daily LLY Bull 2X Shares	0.75%
Direxion Daily LLY Bear 1X Shares	0.75%
Direxion Daily MU Bull 2X Shares	0.75%
Direxion Daily MU Bear 1X Shares	0.75%
Direxion Daily PLTR Bull 2X Shares	0.75%
Direxion Daily PLTR Bear 1X Shares	0.75%
Direxion Daily SMCI Bull 2X Shares	0.75%
Direxion Daily SMCI Bear 1X Shares	0.75%
Direxion Daily TSM Bull 2X Shares	0.75%
Direxion Daily TSM Bear 1X Shares	0.75%
Direxion Daily XOM Bull 2X Shares	0.75%
Direxion Daily XOM Bear 1X Shares	0.75%
Direxion Daily V Bull 2X Shares	0.75%
Direxion Daily V Bear 1X Shares	0.75%
Direxion Daily CSCO Bull 2X ETF	0.75%
Direxion Daily CSCO Bear 1X ETF	0.75%
Direxion Daily QCOM Bull 2X ETF	0.75%
Direxion Daily QCOM Bear 1X ETF	0.75%
Direxion Daily PANW Bull 2X Shares	0.75%
Direxion Daily PANW Bear 1X Shares	0.75%

Direxion Daily CMG Bull 2X Shares	0.75%
Direxion Daily CMG Bear 1X Shares	0.75%
Direxion Daily CAT Bull 2X Shares	0.75%
Direxion Daily CAT Bear 1X Shares	0.75%
Direxion Daily LMT Bull 2X Shares	0.75%
Direxion Daily LMT Bear 1X Shares	0.75%
Direxion Daily INTC Bull 2X ETF	0.75%
Direxion Daily INTC Bear 1X ETF	0.75%
Direxion Daily F Bull 2X ETF	0.75%
Direxion Daily F Bear 1X ETF	0.75%
Direxion Daily SOFI Bull 2X ETF	0.75%
Direxion Daily SOFI Bear 1X ETF	0.75%
Direxion Daily DIS Bull 2X ETF	0.75%
Direxion Daily DIS Bear 1X ETF	0.75%
Direxion Daily BABA Bull 2X ETF	0.75%
Direxion Daily BABA Bear 1X ETF	0.75%
Direxion Daily UBER Bull 2X ETF	0.75%
Direxion Daily UBER Bear 1X ETF	0.75%
Direxion Daily COST Bull 2X ETF	0.75%
Direxion Daily COST Bear 1X ETF	0.75%
Direxion Daily COIN Bull 2X ETF	0.75%
Direxion Daily COIN Bear 1X ETF	0.75%
Direxion Daily HOOD Bull 2X ETF	0.75%
Direxion Daily HOOD Bear 1X ETF	0.75%
Direxion Daily SHOP Bull 2X ETF	0.75%
Direxion Daily SHOP Bear 1X ETF	0.75%
Direxion Daily PYPL Bull 2X ETF	0.75%
Direxion Daily PYPL Bear 1X ETF	0.75%
Direxion Daily XYZ Bull 2X ETF	0.75%
Direxion Daily XYZ Bear 1X ETF	0.75%
Direxion Daily CCL Bull 2X ETF	0.75%
Direxion Daily CCL Bear 1X ETF	0.75%
Direxion Daily DKNG Bull 2X ETF	0.75%
Direxion Daily DKNG Bear 1X ETF	0.75%
Direxion Daily AAL Bull 2X ETF	0.75%
Direxion Daily AAL Bear 1X ETF	0.75%
Direxion Daily RBLX Bull 2X ETF	0.75%
Direxion Daily RBLX Bear 1X ETF	0.75%
Direxion Daily KO Bull 2X ETF	0.75%
Direxion Daily KO Bear 1X ETF	0.75%
Direxion Daily O Bull 2X ETF	0.75%
Direxion Daily O Bear 1X ETF	0.75%
Direxion Daily LCID Bull 2X ETF	0.75%
Direxion Daily LCID Bear 1X ETF	0.75%
Direxion Daily MARA Bull 2X ETF	0.75%
Direxion Daily MARA Bear 1X ETF	0.75%
Direxion Daily NIO Bull 2X ETF	0.75%
Direxion Daily NIO Bear 1X ETF	0.75%
Direxion Daily CRWD Bull 2X ETF	0.75%
Direxion Daily CRWD Bear 1X ETF	0.75%
Direxion Daily GRAB Bull 2X ETF	0.75%

Direxion Daily GRAB Bear 1X ETF	0.75%
Direxion Daily WMT Bull 2X ETF	0.75%
Direxion Daily WMT Bear 1X ETF	0.75%
Direxion Daily ORCL Bull 2X ETF	0.75%
Direxion Daily ORCL Bear 1X ETF	0.75%
Direxion Daily JNJ Bull 2X ETF	0.75%
Direxion Daily JNJ Bear 1X ETF	0.75%
Direxion Daily CRM Bull 2X ETF	0.75%
Direxion Daily CRM Bear 1X ETF	0.75%
Direxion Daily GE Bull 2X ETF	0.75%
Direxion Daily GE Bear 1X ETF	0.75%
Direxion Daily ADBE Bull 2X ETF	0.75%
Direxion Daily ADBE Bear 1X ETF	0.75%
Direxion Daily VZ Bull 2X ETF	0.75%
Direxion Daily VZ Bear 1X ETF	0.75%
Direxion Daily T Bull 2X ETF	0.75%
Direxion Daily T Bear 1X ETF	0.75%
Direxion Daily PFE Bull 2X ETF	0.75%
Direxion Daily PFE Bear 1X ETF	0.75%
Direxion Daily PDD Bull 2X ETF	0.75%
Direxion Daily PDD Bear 1X ETF	0.75%
Direxion Daily SONY Bull 2X ETF	0.75%
Direxion Daily SONY Bear 1X ETF	0.75%
Direxion Daily NKE Bull 2X ETF	0.75%
Direxion Daily NKE Bear 1X ETF	0.75%
Direxion Daily SBUX Bull 2X ETF	0.75%
Direxion Daily SBUX Bear 1X ETF	0.75%
Direxion Daily MRVL Bull 2X ETF	0.75%
Direxion Daily MRVL Bear 1X ETF	0.75%
Direxion Daily ABNB Bull 2X ETF	0.75%
Direxion Daily ABNB Bear 1X ETF	0.75%
Direxion Daily TGT Bull 2X ETF	0.75%
Direxion Daily TGT Bear 1X ETF	0.75%
Direxion Daily GM Bull 2X ETF	0.75%
Direxion Daily GM Bear 1X ETF	0.75%
Direxion Daily SNOW Bull 2X ETF	0.75%
Direxion Daily SNOW Bear 1X ETF	0.75%
Direxion Daily DAL Bull 2X ETF	0.75%
Direxion Daily DAL Bear 1X ETF	0.75%
Direxion Daily UAL Bull 2X ETF	0.75%
Direxion Daily UAL Bear 1X ETF	0.75%
Direxion Daily RDDT Bull 2X ETF	0.75%
Direxion Daily RDDT Bear 1X ETF	0.75%
Direxion Daily SNAP Bull 2X ETF	0.75%
Direxion Daily SNAP Bear 1X ETF	0.75%
Direxion Daily LUV Bull 2X ETF	0.75%
Direxion Daily LUV Bear 1X ETF	0.75%
Direxion Daily MRNA Bull 2X ETF	0.75%
Direxion Daily MRNA Bear 1X ETF	0.75%
Direxion Daily CPNG Bull 2X ETF	0.75%
Direxion Daily CPNG Bear 1X ETF	0.75%
Direxion Daily VST Bull 2X ETF	0.75%
Direxion Daily VST Bear 1X ETF	0.75%

Direxion Daily HAS Bull 2X ETF	0.75%
Direxion Daily HAS Bear 1X ETF	0.75%
Direxion Daily FSLR Bull 2X ETF	0.75%
Direxion Daily FSLR Bear 1X ETF	0.75%
Direxion Daily DELL Bull 2X ETF	0.75%
Direxion Daily DELL Bear 1X ETF	0.75%
Direxion Daily SE Bull 2X ETF	0.75%
Direxion Daily SE Bear 1X ETF	0.75%
Direxion Daily HIMS Bull 2X ETF	0.75%
Direxion Daily HIMS Bear 1X ETF	0.75%
Direxion Daily RKLB Bull 2X ETF	0.75%
Direxion Daily RKLB Bear 1X ETF	0.75%
Direxion Daily CVNA Bull 2X ETF	0.75%
Direxion Daily CVNA Bear 1X ETF	0.75%
Direxion Daily PENN Bull 2X ETF	0.75%
Direxion Daily PENN Bear 1X ETF	0.75%
Direxion Daily NVO Bull 2X ETF	0.75%
Direxion Daily NVO Bear 1X ETF	0.75%
Direxion Daily ABBV Bull 2X ETF	0.75%
Direxion Daily ABBV Bear 1X ETF	0.75%
Direxion Daily AI Bull 2X ETF	0.75%
Direxion Daily AI Bear 1X ETF	0.75%
Direxion Daily NCLH Bull 2X ETF	0.75%
Direxion Daily NCLH Bear 1X ETF	0.75%
Direxion Daily NOK Bull 2X ETF	0.75%
Direxion Daily NOK Bear 1X ETF	0.75%
Direxion Daily UNH Bull 2X ETF	0.75%
Direxion Daily UNH Bear 1X ETF	0.75%
Direxion Daily TXN Bull 2X ETF	0.75%
Direxion Daily TXN Bear 1X ETF	0.75%
Direxion Daily AMAT Bull 2X ETF	0.75%
Direxion Daily AMAT Bear 1X ETF	0.75%
Direxion Daily CAVA Bull 2X ETF	0.75%
Direxion Daily CAVA Bear 1X ETF	0.75%

Super Sector ETFs

Direxion Daily Top 5 Semiconductors Bull 2X ETF	0.75%
Direxion Daily Top 5 Semiconductors Bear 1X ETF	0.75%
Direxion Daily Top 10 Biotech Bull 2X ETF	0.75%
Direxion Daily Top 10 Biotech Bear 1X ETF	0.75%
Direxion Daily Top 10 Communication Services Bull 2X ETF	0.75%
Direxion Daily Top 10 Communication Services Bear 1X ETF	0.75%
Direxion Daily Top 10 Consumer Discretionary Bull 2X ETF	0.75%
Direxion Daily Top 10 Consumer Discretionary Bear 1X ETF	0.75%
Direxion Daily Top 10 Consumer Staples Bull 2X ETF	0.75%
Direxion Daily Top 10 Consumer Staples Bear 1X ETF	0.75%
Direxion Daily Top 5 Energy Bull 2X ETF	0.75%
Direxion Daily Top 5 Energy Bear 1X ETF	0.75%
Direxion Daily Top 10 Financial Bull 2X ETF	0.75%
Direxion Daily Top 10 Financial Bear 1X ETF	0.75%
Direxion Daily Top 10 Healthcare Bull 2X ETF	0.75%
Direxion Daily Top 10 Healthcare Bear 1X ETF	0.75%
Direxion Daily Top 10 Industrials Bull 2X ETF	0.75%
Direxion Daily Top 10 Industrials Bear 1X ETF	0.75%
Direxion Daily Top 10 Materials Bull 2X ETF	0.75%
Direxion Daily Top 10 Materials Bear 1X ETF	0.75%
Direxion Daily Top 10 Real Estate Bull 2X ETF	0.75%
Direxion Daily Top 10 Real Estate Bear 1X ETF	0.75%
Direxion Daily Top 10 Technology Bull 2X ETF	0.75%
Direxion Daily Top 10 Technology Bear 1X ETF	0.75%
Direxion Daily Top 10 Utilities Bull 2X ETF	0.75%
Direxion Daily Top 10 Utilities Bear 1X ETF	0.75%
Direxion Daily Top 5 Gold Miners Bull 2X ETF	0.75%
Direxion Daily Top 5 Gold Miners Bear 1X ETF	0.75%

2X Funds

Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily MSCI Brazil Bull 2X Shares	0.75%
Direxion Daily Energy Bull 2X Shares	0.75%
Direxion Daily Energy Bear 2X Shares	0.75%
Direxion Daily Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.75%
Direxion Daily MSCI India Bull 2X Shares	0.75%
Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X Shares	0.75%
Direxion Daily Cloud Computing Bull 2X Shares	0.75%
Direxion Daily NYSE FANG+ Bull 2X Shares	0.75%
Direxion Daily NYSE FANG+ Bear 2X Shares	0.75%
Direxion Daily Travel & Vacation Bull 2X Shares	0.75%
Direxion Daily Travel & Vacation Bear 2X Shares	0.75%
Direxion Daily Aviation Bull 2X Shares	0.75%
Direxion Daily Aviation Bear 2X Shares	0.75%

Direxion Daily China Technology Bull 2X Shares	0.75%
Direxion Daily China Technology Bear 2X Shares	0.75%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	0.75%
Direxion Daily Electric and Autonomous Vehicles Bear 2X Shares	0.75%
Direxion Daily Crypto Industry Bull 2X Shares	0.75%
Direxion Daily MAGMA Bull 2X Shares	0.75%
Direxion Daily AI and Big Data Bull 2X Shares	0.75%
Direxion Daily AI and Big Data Bear 2X Shares	0.75%
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	0.75%
Direxion Daily MSCI Emerging Markets ex China Bear 2X Shares	0.75%
Direxion Daily Magnificent 7 Bull 2X Shares	0.75%
Direxion Daily Magnificent 7 Bear 2X Shares	0.75%
Direxion Daily Uranium Industry Bull 2X Shares	0.75%
Direxion Daily Quality Bull 2X Shares	0.75%
Direxion Daily Quality Bear 2X Shares	0.75%
Direxion Daily S&P Top 20 US Stocks Bull 2X ETF	0.75%
Direxion Daily S&P Top 20 US Stocks Bear 2X ETF	0.75%
Direxion Daily India Consumer Bull 2X Shares	0.75%
Direxion Daily Quantum Computing Bull 2X ETF	0.75%
Direxion Daily Quantum Computing Bear 2X ETF	0.75%
Direxion Daily Qs Top 30 Stocks Bull 2X ETF	0.75%
Direxion Daily Qs Top 30 Stocks Bear 2X ETF	0.75%

3X Funds

Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.75%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.75%
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.75%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.75%
Direxion Daily FTSE China Bull 3X Shares	0.75%
Direxion Daily FTSE China Bear 3X Shares	0.75%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	0.75%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	0.75%
Direxion Daily Financial Bull 3X Shares	0.75%
Direxion Daily Financial Bear 3X Shares	0.75%
Direxion Daily Healthcare Bull 3X Shares	0.75%
Direxion Daily Mid Cap Bull 3X Shares	0.75%
Direxion Daily Real Estate Bull 3X Shares	0.75%
Direxion Daily Real Estate Bear 3X Shares	0.75%
Direxion Daily Regional Banks Bull 3X Shares	0.75%
Direxion Daily Retail Bull 3X Shares	0.75%
Direxion Daily S&P 500® Bull 3X Shares	0.75%
Direxion Daily S&P 500® Bear 3X Shares	0.75%
Direxion Daily Semiconductor Bull 3X Shares	0.75%
Direxion Daily Semiconductor Bear 3X Shares	0.75%
Direxion Daily Small Cap Bull 3X Shares	0.75%
Direxion Daily Small Cap Bear 3X Shares	0.75%
Direxion Daily MSCI South Korea Bull 3X Shares	0.75%
Direxion Daily Technology Bull 3X Shares	0.75%
Direxion Daily Technology Bear 3X Shares	0.75%
Direxion Daily FTSE Europe Bull 3X Shares	0.75%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	0.75%

Direxion Daily S&P Biotech Bull 3X Shares	0.75%
Direxion Daily S&P Biotech Bear 3X Shares	0.75%
Direxion Daily Consumer Discretionary Bull 3X Shares	0.75%
Direxion Daily Utilities Bull 3X Shares	0.75%
Direxion Daily Aerospace & Defense Bull 3X Shares	0.75%
Direxion Daily MSCI Mexico Bull 3X Shares	0.75%
Direxion Daily Transportation Bull 3X Shares	0.75%
Direxion Daily Industrials Bull 3X Shares	0.75%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	0.75%
Direxion Daily Dow Jones Internet Bull 3X Shares	0.75%
Direxion Daily Dow Jones Internet Bear 3X Shares	0.75%
Direxion Daily S&P 500® High Beta Bull 3X Shares	0.75%
Direxion Daily S&P 500® High Beta Bear 3X Shares	0.75%

Last Updated: May 8, 2025